UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2006



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-22446                               95-3015862
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 (Commission File Number)            (IRS Employer Identification No.)


495A South Fairview Avenue, Goleta, California          93117
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    (Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code      (805) 967-7611
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                                      None
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Officers.

         On September 28, 2006, Deckers Outdoor Corporation (the "Company") announced that Maureen Conners has been appointed to the Deckers Outdoor Corporation Board of Directors, effective September 26, 2006, as an additional outside Director. Ms. Conners was not selected pursuant to any arrangement or understanding. Ms. Conners has been appointed to the Compensation Committee and the Corporate Governance Committee of the Board. Ms. Conners is "independent" as defined under the applicable Nasdaq rules.


Item 7.01     Regulation FD Disclosure.


          On September 28, 2006, the Company issued a press release announcing Ms. Conners' appointment to the board. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.


          The information in this Item 7.01, including the exhibit incorporated by reference, is being furnished, and will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this report contains is material investor information that is not otherwise publicly available.

Item 9.01.     Financial Statements and Exhibits.

             (d) Exhibits.

Exhibit No. Description
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99.1        Press release, dated September 28, 2006

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Deckers Outdoor Corporation

Date: September 28, 2006    /s/ Zohar Ziv
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                            Zohar Ziv, Chief Financial Officer
                            and Executive Vice
                            President of Finance and Administration

                                  EXHIBIT INDEX

         Exhibit No.        Description
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            99.1            Press release, dated September 28, 2006